UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☒	Soliciting Material Pursuant to §240.14a-12.

SYNEOS HEALTH, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communications were made available by Syneos Health, Inc. on May 10, 2023:

Customer Email

From: Syneos Health

To: Syneos Health Customers

Date: Month [XX], 2023

Subject: Committed to Your Success: Company Update

Dear [INSERT CUSTOMER NAME],

At Syneos Health, we are committed to your success. As we continue to evolve to provide you the best fit for purpose solutions, we have announced a definitive agreement where Syneos Health has agreed to be acquired by a consortium of private investment firms composed of Elliott Investment Management, Patient Square Capital, and Veritas Capital. You can read our press release here.

The consortium has invested in companies in the healthcare, pharma services, CRO and technology-enabled solutions spaces. They’ve created significant success with other businesses and share our purpose to change patients’ lives. Importantly, they believe in our strategy and our long-term market opportunity.

We are encouraged by our Q1 performance, remain focused on driving powerful results for customers and are building an organization that further supports a tech-enabled future. With the consortium, I am confident that we will be better positioned to serve our customers and will be an even stronger partner to you.

I want to emphasize that while Syneos Health will become a private company upon completion of the transaction, our commitment to you remains unchanged. During this period of transition, you will continue to be our top priority and we are committed to making this a seamless process. We do not expect changes in how we support you now or following the completion of this transaction, which we expect to close in the second half of 2023.

If you have questions, please do not hesitate to reach out to me/your usual Syneos Health contact.

Your partnership has been key to our success, and I hope you share our excitement for the opportunities ahead.

Thank you for your continued support and trust in Syneos Health.

Sincerely,

NAME

Additional Information and Where to Find it

This communication and the information contained herein shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any proxy, vote or approval. The proposed transaction will be submitted to the stockholders of Syneos Health for their consideration and approval. In connection with the proposed transaction, Syneos Health intends to file a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of Syneos Health. Before making any voting

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decision, Syneos Health stockholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (including any amendments or supplements to these documents), if any, because they will contain important information about the proposed transaction and the parties to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Syneos Health with the SEC.

Syneos Health investors and stockholders may obtain a free copy of the proxy statement and documents filed by Syneos Health with the SEC at the SEC’s website at www.sec.gov. In addition, Syneos Health investors and stockholders may obtain a free copy of Syneos Health’s filings with the SEC from Syneos Health’s website at investor.syneoshealth.com or by directing a request by mail to 1030 Sync Street, Morrisville, NC 27560 or telephone to (919) 876-9300.

Participants in the Solicitation

Syneos Health and its directors and executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Syneos Health in respect of the proposed transactions contemplated by the proxy statement. Information regarding Syneos Health’s directors and executive officers is contained in Syneos Health’s Annual Report on Form 10-K/A for the year ended December 31, 2022, filed with the SEC on May 1, 2023 (the “Form 10-K/A”), and in the proxy statement for Syneos Health’s 2022 annual meeting of stockholders on Schedule 14A, filed with the SEC on April 12, 2022. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Syneos Health in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC, free copies of which may be obtained as described in the preceding paragraph. To the extent holdings of Syneos Health’s securities by Syneos Health’s directors and executive officers change from the amounts set forth in the Syneos Health Form 10-K/A or in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Any assumptions, views or opinions (including statements, projections, forecasts or other forward-looking statements) contained in this communication represent the assumptions, views or opinions of Syneos Health, unless otherwise indicated, as of the date indicated and are subject to change without notice. All information not separately sourced is from internal company data and estimates. Any data relating to past performance contained herein is no indication as to future performance. The information in this communication is not intended to predict actual results, and no assurances are given with respect thereto.

The information contained in this communication has not been independently verified, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Syneos Health or any of its affiliates, advisers, affiliated persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this communication or its contents or otherwise arising in connection with this communication. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction which may not lawfully be disclaimed (including in relation to fraudulent misrepresentation).

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Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; and Syneos Health’s future growth and financial results, business strategy, value provided to customers and patients, and competitive position; and any assumptions underlying any of the foregoing, are forward-looking statements. The Forward-looking statements are based on Syneos Health’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond its control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including the failure to close the proposed transaction by November 10, 2023; (ii) the failure to obtain approval of the proposed transaction by Syneos Health stockholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) any difficulties of Star Parent, Inc., an affiliated entity of Elliott Investment Management, Patient Square Capital and Veritas Capital, in financing the transaction as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (v) the effect of the announcement of the proposed transaction on the ability of Syneos Health to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Syneos Health’s ability to pursue certain business opportunities; and (xii) the risk factors set forth in Syneos Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as updated by Syneos Health’s other SEC filings, including its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, once available, copies of which are available free of charge on Syneos Health’s website at investor.syneoshealth.com. Syneos Health assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

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